UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 20, 2016 (April 14, 2016)

Commission File #: 000-53723

TAURIGA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

65-1102237

(IRS Employer Identification Number)

39 Old Ridgebury Road

Danbury, CT 06180

(Address of principal executive office)

Tel: (917) 796-9926

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 14, 2016, Keith M. Berman was appointed as a member of the Board of Directors of Tauriga Sciences, Inc. (the “Company”). Mr. Berman has not been appointed to any committees of the Board of Directors as of the date of this filing.

Mr. Berman, 62, has served as the Principal Executive Officer, Chief Financial Officer, Secretary, and Director of Decision Diagnostics Corp. (OTC: DECN) since January of 2003. For over the past 20 years, Mr. Berman has been involved in the development of healthcare software including Intranet and Internet systems. From July 1999 to present, Mr. Berman has held the position of President, founder and director of Caredecision.net, Inc. a private company engaged in e-health technology development. From March 2001 through June 2002 Mr. Berman also held the Position of President and Director or Medicius, Inc. From January 1996 to June 1999 Mr. Berman was the President and founder of Cymedix, the operating division of the former Ramp Corp. (RCO). Cymedix was a pioneer company in what was then known as i-health (Internet healthcare) now the e-health industry. Mr. Berman was and is the Program Manager and Quality Assurance Manager of the Genstrip 50 and GenUltimate! medical devices. Mr. Berman’s professional background provides the Company with business management experience and an in depth knowledge of our industry. Mr. Berman received a BA in 1975 and an MBA in 1977 from Indiana University.

Additionally Keith M. Berman brings more than 35 years’ experience in the healthcare field, having worked with such companies as Technicon Corporation and Boehringer-Mannheim Corporation. Mr. Berman also was the founder of Cymedix, the operating division of the former Ramp Corp. (formerly Medix Resources) (AMEX: RCO).

Family Relationships

There are no family relationships between any of the Company’s directors or officers and Mr. Berman.

Related Party Transactions

There are no related party transactions with respect to Mr. Berman reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Compensatory Arrangements

On April 14, 2016, Mr. Berman was granted 1,000,000 shares of the Company’s common stock, par value $0.001. Additionally, for a period of twelve months, Mr. Berman will be granted an additional 2,000,000 shares of common stock for each calendar quarter which he remains a Board of Director. All such shares are “restricted securities” as such term is defined by the Securities Act of 1933, as amended. The Company has not entered into any other compensatory agreements or plan with Mr. Berman at the time of this filing.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Press release dated April 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2016

TAURIGA SCIENCES, INC.

By:	/s/ Seth M. Shaw
Seth M. Shaw
Chief Executive Officer